UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
June 26, 2008

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760
333-56594	Ameren Energy Generating Company (Illinois Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	37-1395586

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events.

Effective July 1, 2008, Charles D. Naslund, currently Senior Vice President and Chief Nuclear Officer of Union Electric Company (“UE”), will assume the positions of Chairman and President of Ameren Energy Generating Company, Chairman, President and Chief Executive Officer of Ameren Energy Resources Company, LLC, Chairman and President of AmerenEnergy Resources Generating Company, and will become an officer or director of several other subsidiaries in the non-rate-regulated generation operating segment of Ameren Corporation (“Ameren”).  Adam C. Heflin, currently Vice President of Nuclear Operations at UE, will succeed to the positions of Senior Vice President and Chief Nuclear Officer of UE.   Mr. Naslund will assume positions being vacated by R. Alan Kelley, who will become President and remain a Director of Electric Energy, Inc., an 80-percent owned subsidiary of Ameren, and will become Vice President, Research and Development, of Ameren Services Company.

ITEM 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number:                    Title:

99.1	Ameren Corporation press release, dated June 26, 2008, with respect to certain management changes.

*  Exhibit 99.1 is intended to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of any registrant under the Securities Act of 1933 or the Exchange Act.

- - - - - - - - - - - - - - - - - - - -

This combined Current Report on Form 8-K is being filed separately by Ameren, UE and Genco (each, a “registrant”).  Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf.  No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.  The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Accounting Officer

UNION ELECTRIC COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Accounting Officer

AMEREN ENERGY GENERATING COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Accounting Officer

Date:  June 26, 2008

EXHIBIT INDEX

Exhibit Number:                    Title:

99.1	Ameren Corporation press release, dated June 26, 2008, with respect to certain management changes.